AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JANUARY 31, 2017

TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 29, 2016

AS SUPPLEMENTED JANUARY 27, 2017

AI INTERNATIONAL FUND
(Ticker Symbols: IMSSX, IIESX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS LISTED ABOVE.

Effective immediately, Charles McNally is added as a portfolio manager to the AI International Fund.  On page 5 of the summary prospectus, in the sub-section “Portfolio Management”, the table is deleted and replaced as follows:

Manager Name	Primary Title	Firm	Managed the Fund Since
Nic Wherry	Associate Portfolio Manager	Manifold Partners LLC	2016
Jim Creighton	Head, Manifold Cluster Analysis & Chief Investment Officer	Manifold Partners LLC	2016
Charles McNally	Chief Portfolio Strategist of RiskX Investments, LLC	RiskX Investments, LLC	2017

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE